Direxion Dynamic HY Bond Fund (PDHYX)

a Series of the Direxion Funds

Supplement dated September 24, 2013 to the
Prospectus and Statement of Additional Information (“SAI”),
each dated December 28, 2012, as last supplemented August 23, 2013

Effective September 24, 2013, the Direxion Funds (the “Trust”) prospectus and SAI, each dated December 28, 2012, as last supplemented August 23, 2013 (the “Fund Documents”), no longer relate to the Direxion Dynamic HY Bond Fund (the “Fund”).  As such, information included in the Fund Documents pertaining to the Fund is hereby removed. Investors wishing to obtain current information relating to the Fund should refer to the Fund’s prospectus and SAI dated September 24, 2013.  A copy of each is available on the Trust’s website at:  http://www.direxionfunds.com/regulatory-documents.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Prospectus and SAI.